UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 21, 2012 (September 18, 2012)

AVENTINE RENEWABLE ENERGY HOLDINGS, INC.

(Exact name of registrant as specified in its Certificate of Incorporation)

Delaware	001-32922	05-0569368
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Lincoln Centre 5400 LBJ Freeway, Suite 450 Dallas, TX	75240
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 451-6750

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.      Submission of Matters to a Vote of Security Holders.

On August 17, 2012, Aventine Renewable Energy Holdings, Inc. (the “Company”), along with each of its subsidiaries (the Company and its subsidiaries, collectively, the “Aventine Companies”), entered into a Restructuring Agreement (the “Restructuring Agreement”) with 100% of the lenders (the “Existing Lenders”) under the Senior Secured Term Loan Credit Agreement dated as of December 22, 2010, as amended from time to time, with Citibank, N.A., as administrative agent and collateral agent, and certain stockholders of the Company beneficially holding 5,331,835 shares of the Company’s common stock, representing a majority of the Company’s issued and outstanding common stock (the “Majority Stockholders”). Pursuant to the Restructuring Agreement, the Existing Lenders, the Aventine Companies and the Majority Stockholders agreed to a restructuring of the indebtedness and capital stock of the Company and the other Aventine Companies (the “Restructuring”), subject to the terms and conditions described in the Restructuring Agreement and in the term sheet attached thereto as Exhibit A, as well as the execution of definitive documentation.

In connection with the Restructuring, the Company’s Board of Directors adopted resolutions, pursuant to a unanimous written consent dated September 14, 2012 (the “Board Resolutions”), recommending that the Majority Stockholders approve, and the Majority Stockholders adopted resolutions, pursuant to a written consent dated September 18, 2012 (the “Stockholder Resolutions”), approving, the amendment and restatement of the Company’s Third Amended and Restated Certificate of Incorporation (the “Amended Certificate of Incorporation”) to: (a) effect the reverse stock split resulting in one new share being issued for each 50 existing shares of the Company’s issued and outstanding common stock, in which stockholders that would otherwise be entitled to fractional shares would receive cash in lieu of stock for such fractional shares in an amount equal to $6.15 multiplied by such fractional amount (the “Reverse Stock Split”), and (b) make other changes necessary or convenient for the Restructuring.

The Amended Certificate of Incorporation was filed with the Secretary of State of the State of Delaware after the close of business on September 20, 2012.

Cautionary Note Regarding Forward-Looking Statements

This report contains “forward-looking” statements regarding completion of the conditions to closing and the closing of the Restructuring. All such forward-looking statements are subject to uncertainty and changes in circumstances, and there is no assurance the Restructuring will be consummated. Moreover, no forward-looking statements are guarantees of future results or performance and involve risks, assumptions and uncertainties that could cause actual events or results to differ materially from the events or results described in, or anticipated by, the forward-looking statements.  Factors that could materially affect such forward-looking statements include the failure of the parties to satisfy the conditions to closing or the failure to consummate the Restructuring. All forward-looking statements are made only as of the date of this report, and the Company assumes no obligation to update forward-looking statements to reflect subsequent events or circumstances.  Readers should not place undue reliance on these forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated:  September 21, 2012

AVENTINE RENEWABLE ENERGY HOLDINGS, INC.

By:	/s/ Calvin Stewart
	Name:	Calvin Stewart
	Title:	Chief Financial Officer